                                                                   Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Digital Systems International, Inc.

We consent to the use of our reports incorporated herein by reference.



KPMG Peat Marwick LLP



Seattle, Washington
December 19, 1996